OTHER PAYABLES AND ACCRUALS	12 Months Ended
Dec. 31, 2015
OTHER PAYABLES AND ACCRUALS
OTHER PAYABLES AND ACCRUALS

9.OTHER PAYABLES AND ACCRUALS

	2014	2015
	RMB	RMB
Receipts from customers	232,658	314,381
Professional service fees	3,388	2,716
Office expenses	5,986	6,828
Payables to employees related to net proceeds from share options exercised	21,651	8,358
Accrued interest expense related to convertible senior notes	7,147	7,685
Payable for acquisition	—	8,450
Others	1,675	1,556

Total	272,505	349,974

Receipts from customers are associated with the operations of the Company’s business process outsourcing services. The Company has received funds in advance from its customers for purposes such as monthly customers’ employee benefits, social insurance and payroll payments, which will be disbursed by the Company to other parties on behalf of its customers in the near term.